BALANCE SHEETS (in thousands) (Parentheticals) In Thousands	Jun. 30, 2011	Mar. 31, 2011
Preferred stock authorized	5,000	5,000
Common stock issued	11,646	11,646
Common stock shares outstanding	11,646	11,646
Common stock shares authorized	50,000	50,000